UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2006 (June 16, 2006)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50633 (Commission File Number)	94-3291317 (IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
(650) 624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 10.65

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 16, 2006, Cytokinetics, Incorporated (the “Company”) and Glaxo Group Limited (“GSK”), a GlaxoSmithKline company, executed an amendment to their Collaboration and License Agreement dated June 20, 2001 (the “Collaboration Agreement”). The amendment is effective as of June 19, 2006.
Pursuant to the Collaboration Agreement, the Company formed a strategic alliance with GSK to discover, develop and commercialize novel small molecule compounds targeting mitotic kinesin targets for potential applications in the treatment of cancer and other diseases. In September 2005, the Company and GSK amended the Collaboration Agreement to provide the Company additional rights to lead and fund development activities in certain hematologic cancers for one of the drug candidates that has entered clinical trials under the strategic alliance, subject to GSK’s option to resume these activities. A further description of the material terms of the Collaboration Agreement is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 10, 2006.
The June 19, 2006 amendment extends the research term under the Collaboration Agreement for an additional year to facilitate continued research activities under an updated research plan focused towards the mitotic kinesin centromere-associated protein E (“CENP-E”). Accordingly, the research term with respect to all mitotic kinesin targets other than CENP-E expired on June 19, 2006. Under the amendment, GSK will have no obligation to reimburse the Company for its full-time employee equivalents during the extension of the research term. A copy of the amendment is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.65, and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Extension of Collaboration Press Release, dated June 19, 2006.
10.65*	Letter Amendment to the Collaboration Agreement, dated June 16, 2006, by and between the Company and Glaxo Group Limited, a GlaxoSmithKline company.
* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities and Exchange Act of 1934.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ James H. Sabry
James H. Sabry
Chief Executive Officer

Dated: June 19, 2006

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Extension of Collaboration Press Release, dated June 19, 2006.
10.65*	Letter Amendment to the Collaboration Agreement, dated June 16, 2006, by and between the Company and Glaxo Group Limited, a GlaxoSmithKline company.
* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities and Exchange Act of 1934.